          THIRD AMENDMENT TO AFFILIATION AGREEMENT FOR DBS SATELLITE
            EXHIBITION OF CABLE PROGRAMMING BY AND BETWEEN PLAYBOY
                  ENTERTAINMENT GROUP, INC. AND DIRECTV, INC.


     This Third Amendment (the "Third Amendment") to that certain AFFILIATION AGREEMENT FOR DBS SATELLITE EXHIBITION OF CABLE PROGRAMMING dated as of November 15, 1993, and amended by the First Amendment dated as of April 19, 1994 and the Second Amendment dated July 26, 1995 (as so amended, the "Agreement"), by and between Playboy Entertainment Group, Inc., a Delaware corporation ("Programmer") with offices at 9242 Beverly Boulevard, Beverly Hills, California 90210, and DIRECTV, Inc., a California corporation ("DIRECTV" or "AFFILIATE") with offices at 2230 East Imperial Highway, El Segundo, California 90245, is made and entered into this 26th day of August, 1997, as follows:

     A. Amendment. For other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto amend the Agreement as follows:

          1.  The Term is hereby extended to ***.

          2. Affiliate agrees to participate in and promote Programmer's November 1997 15th Birthday national free or discounted preview promotion, including funding a DIRECTV subscriber sweepstakes with a Grand Prize trip for two to the Playboy TV 15th Birthday Party at the Playboy Mansion in Los Angeles in January 1998 (not to exceed ***) and one (1) of Programmer's other national free or discounted preview promotions each calendar year during the Term.

          3. Affiliate will promote Programmer in each of Affiliate's monthly printed Pay-Per-View bill inserts ***. Programmer and/or Affiliate may elect to fund other promotional efforts for Playboy TV through Affiliate throughout the Term.

          4. Programmer and Affiliate acknowledge and agree that Exhibit A is hereby amended to read as set forth in the attached Revised Exhibit A.

     B. No Other Amendment. Except as specifically provided above, all terms and provisions of the Agreement shall remain unmodified and in full force and effect.

     C. Counterparts. This Third Amendment may be executed in counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Third Amendment through their duly authorized representatives as of the date first set forth below.

ACCEPTED AND AGREED TO:

Playboy Entertainment Group, Inc.                DIRECTV, Inc.

By: /s/ Douglas H. Lindquist                     By: /s/ Richard E. Goldberg
    ------------------------------                   --------------------------
        Douglas H. Lindquist                             Richard E. Goldberg

Title:  Senior Vice President,                   Title:  Vice President,
        Satellite                                        Program Acquisition
        --------------------------                      ------------------------

Date:   August 26, 1997                          Date:   8/26/97
        --------------------------                      ------------------------


*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                      REVISED EXHIBIT A (August 25, 1997)
            PROGRAMMER'S RATE CARD FOR NON-HOTEL/MOTEL DISTRIBUTION


For the monthly reporting periods* beginning ***

I.  Affiliate Share ***/ Programer Share ***.

II. *** DIRECTV must meet both of the following minimum on-air promotion requirements (i.e., Playboy spots/month and percentage of Playboy spots aired between 8AM and 8PM) during the month immediately prior to any given reporting period in addition to achieving or exceeding the listed mininum Per Capita Gross Receipts ("PCGR")** level of *** during the current relevant reporting period:

         DIRECTV will air 30 and/or 60 second promotional spots as produced by Playboy and approved by DIRECTV, which approval shall not be unreasonably withheld, per the schedule below. DIRECTV, in its discretion, will select which cross-channel promotional spots to air on those channels which DIRECTV and Playboy mutually agree, in their reasonable business judgment, have a likely target audience for Playboy programming (subject to programmer limitations on adult-oriented promotional spots) and not on channels where the spot may be objectionable to a significant percentage of that channel's viewing audience. ***

         ***

         * Reporting period refers to the monthly statement of Gross Receipts which typically reflects the average number of DIRECTV basic and Playboy subscribers and the amount of all Playboy pay-per-view purchases from the Commencement Date through approximately the 10th day of the current month which were not counted in any prior reports.

         ** The "Per Capita Gross Receipts" for any reporting period shall be determined by taking the amount of Gross Receipts for such reporting period and dividing that amount by the average number of DIRECTV Subscribers for such reporting period. By example, DIRECTV's Invoice By Company for Playboy for the reporting period of May 1997 shows the following information:

--------------------------------------------------------------------------------
            Aggregate Gross Revenue (from Playboy Subscriptions and PPV)    ***
            DIRECTV Subscribers                                             ***
--------------------------------------------------------------------------------

            The "Per Capita Gross Receipts" would thus be calculated as:  ***

            *** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.